EMPLOYMENT AGREEMENT


EFFECTIVE DATE:   January 1, 2005

PARTIES:          Multiband Corporation
                  9449 Science Center Drive
                  New Hope, Minnesota  55428                       ("Company")

                  James L. Mandel
                  3155 North Shore Drive
                  Orono, Minnesota  55391                          ("Executive")

RECITALS:

         A. Company is engaged in the specialized and highly competitive business of innovative communication, data and entertainment technologies to bring added value and convenience to its customers. Serving businesses and consumers nationwide, the Company integrates a wide range of services, including high speed internet, local-long distance telephone service, digital cable television, computer networking, office telephony, video surveillance and related activities.

         B. Executive has been employed as an executive officer of the Company pursuant to an employment agreement which terminated December 31, 2004.

         C. Company and Executive desire to continue Executive's employment by the Company under the terms and conditions stated in this Agreement.

AGREEMENTS:

         NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, Executive and Company agree as follows:

                                    ARTICLE 1
                             EMPLOYMENT OF EXECUTIVE

         1.1 Employment. Subject to the other provisions of this Agreement, Company hereby agrees to employ Executive to serve as its Chief Executive Officer, and Executive hereby agrees to employment with Company for a 36-month term commencing on the effective date of this Agreement, and automatically renewing thereafter for 12-month periods, unless terminated by either party under the provisions of Section 3.1. During his employment, Executive agrees to serve as a member of Company's Board of Directors.


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

         1.2      Duties.

                  (a) Executive agrees, during his employment, to devote his reasonable, full-time efforts to the business of Company. Executive shall perform those duties and responsibilities that are reasonably and customarily associated with the position of Chief Executive Officer of Company. Subject to the provisions of this Agreement, Executive shall be granted such powers and authority as are reasonably and customarily associated with his position; and

                  (b) Executive shall, at all times during his employment with Company comply with Company's reasonable standards, regulations and policies as determined or set forth by the Board of Directors of Company from time to time and as applicable to executive employees of Company. Executive shall report to, and be subject to the direction of, Company's Board of Directors.

         1.3 Outside Activities. Company acknowledges and agrees that from time to time Executive may serve as a member of the Board of Directors of one or more business or nonprofit entities other than Company; provided, however, that Executive shall provide Company's Board of Directors with information about each proposed directorship, including time required by such directorship, whether such directorship may involve conflicts of interest with Company or its interests, and any other factors Executive considers material respecting such directorship. Company's Board of Directors shall promptly consider all submissions by Executive pursuant to this Section 1.3. Company's Board of Directors may request in good faith that Executive not accept a particular directorship, or more than a specific number of directorships, or that Executive resign from a particular directorship, and Executive agrees to honor such requests. Company acknowledges the relationships and activities set forth on Attachment A.

                                    ARTICLE 2
                            COMPENSATION AND BENEFITS

         2.1 Salary. Executive's annual salary, which shall be paid by Company in accordance with Company's payroll cycle, shall be the gross amount of $250,000 per year, less withholding for taxes, FICA and any other deductions required by law or authorized by Executive. Such salary shall annually be subject to adjustment as the Board of Directors of Company may determine.

         2.2 Performance Bonus. Subject to the provisions of Article 3, for the period beginning on the effective date of this Agreement and ending on December 31, 2005, and for each year thereafter during which Executive is employed by Company pursuant to this Agreement, Executive shall be eligible for a performance bonus (the "Performance Bonus") pursuant to a plan established by the Board of Directors. The Performance Bonus for each calendar year ("Performance Period") of Executive's employment shall be up to 50% of Executive's aggregate base salary for such Performance Period, with 50% of such Performance Bonus being based on objective criteria established by the Board and


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

50% being based on the Board's subjective evaluation of Executive's performance. The Performance Bonus shall be paid as soon as practicable, following completion of Company's audited financial statements for the Performance Period in question. Performance Bonuses shall be a part of each renewal period of this Agreement after the expiration of the Agreement's initial three-year term. In the event that Executive's employment terminates pursuant to Section 3.1(b), (e) or (g), Executive shall be paid a Performance Bonus, to the extent earned or awarded, for the number of full calendar quarters (if fewer than four) during which Executive is employed by Company. Such partial-year Performance Bonus shall be based on that pro rata portion of Executive's then current annual salary which is paid through the date during the calendar quarter during which Executive is employed, and the percentage performance goal achievement for the portion of the calendar year ending on such termination date. Any such partial-year Performance Bonus shall be paid as soon as practicable, following calculation of the amount thereof, after the termination of Executive's employment pursuant to Section 3.1(b), (e) or (g).

         2.3 Benefits. In addition to cash compensation, Executive shall receive such benefits as are made available to executive officers of Company in the discretion of Company's Board of Directors, subject to Executive satisfying any eligibility requirements respecting such benefits. Such benefits may include but are not limited to health insurance, dental insurance, 401(k), defined contribution pension plan, disability plans and deferred compensation agreements. Company is not obligated to provide or continue any of these benefits to executive officers of Company, and may, without any prior notice, discontinue any such benefit already provided or as may be provided in the future, in the discretion of Company's Board of Directors; provided, however, that Executive shall not be singled out for exclusion from any plan available to other executive officers of Company.

         2.4 Vacation. Executive shall be entitled to paid vacation each year in accordance with Company policies established by the Board of Directors from time to time.

         2.5 Expenses. During the term of this Agreement, Executive shall be entitled to prompt reimbursement by Company for all reasonable, ordinary and necessary business related expenses (including without limitation, out-of-pocket, office-related expenses, travel, entertainment and long distance telephone charges) incurred by Executive (in accordance with the policies and procedures established by Company from time to time) in the performance of his duties and responsibilities under this Agreement; provided, however, that Executive shall properly account for such expenses in accordance with federal, state and local tax requirements and Company's policies and procedures.

                                    ARTICLE 3
                                   TERMINATION

         3.1      Events of Termination.  Executive's employment:

         (a)      May be terminated by mutual written agreement of the parties.

         (b)      Shall terminate immediately upon the death of Executive.


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

         (c) Except as otherwise provided in subparagraphs (iii) and (iv) and (v) below, may be terminated immediately by Company upon written notice to Executive for "Cause," which shall mean the following:

                  (i)      Commission  of (I) a felony,  (II) a crime  involving
                           moral   turpitude,   or  (III)  an  act  or  omission
                           involving dishonesty, disloyalty or fraud;

                  (ii) Conduct that has brought or could, in the judgment of the Board of Directors, reasonably be expected to bring Company into substantial public disgrace or disrepute;

                  (iii) Substantial failure to perform duties in accordance with this Agreement, or as reasonably directed by the Board of Directors and which are consistent with Executive's position of, or responsibilities as, Chief Executive Officer, which, if capable of being cured, is not cured, in the judgment of the Board of Directors, by Executive within 30 days following written notice thereof sent by or on behalf of the Board of Directors;

                  (iv) Violation of any material Company policy, which, if capable of being cured, is not cured in the judgment of the Board of Directors, by Executive within 30 days following written notice thereof sent by or on behalf of the Board of Directors; or

                  (v) A material violation of this Agreement, which, if capable of being cured, is not cured, in the judgment of the Board of Directors, by Executive within 30 days following written notice thereof sent by or on behalf of the Board of Directors.

         (d) May be terminated by Executive on 180 days' written notice from Executive to the Board of Directors.

         (e) May be terminated without cause by Company on 180 days' written notice sent to Executive by or on behalf of the Board of Directors. In the event of termination of Executive's employment pursuant to this Section 3.1(e), and assuming Executive's compliance with the provisions of Section 3.3 and Articles 4 and 5 of this Agreement, Executive shall be entitled to receive severance pay in the form of salary continuation of his then base salary for the lesser of 12 months from the effective date of Executive's termination or the remaining term of Executive's employment under this Agreement.

         (f) May be terminated by Company immediately upon written notice to Executive if Executive is disabled (meaning that Executive is unable to perform the essential functions of his position with or without reasonable accommodation that is not an undue hardship to Company for a period of 90 days during any 12 consecutive month period).


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

For purposes of paragraphs (e) and (g) above, the phrase "remaining term of his employment" shall mean the three-year period commencing January 1, 2005, if termination of Executive occurs prior to January 1, 2008, and shall mean the calendar year during which termination of Executive's employment occurs, thereafter.

         3.2 Compensation Upon Termination of Executive's Employment. In the event that Executive's employment with Company terminates other than pursuant to
Section 3.1(b), (e) or (g), the following provisions shall govern as applicable:

         (a)      If  termination   occurs  pursuant  to  Section  3.1(a),   the
                  agreement of the parties shall control; and

         (b) If termination occurs pursuant to Section 3.1(c), (d), or (f), all benefits and compensation shall terminate as of the termination date.

All payments made to Executive under Section 3.1(e) or (g) or this Section 3.2 shall be reduced by amounts required to be withheld in accordance with federal, state and local laws and regulations in effect at the time of payment.

         3.3 Return of Company Property. In the event of termination of Executive's employment, all corporate documents, records, files, credit cards, computer disks and tapes, computer access card, codes and keys, file access codes and keys, building and office access cards, codes and keys, materials, equipment and other property of Company that are in Executive's possession shall be returned to Company at its principal business office within five days after the date of termination of Executive's employment. Executive may copy, at Executive's expense, documents, records, materials and information of Company only with Company's express written permission.

                                    ARTICLE 4
                            CONFIDENTIAL INFORMATION

         4.1 Definition. "Confidential Information" as used in this Article 4 means information that is (i) not known to the general public and (ii) proprietary to Company and material to Company's business, or that Company is obligated to treat as proprietary, including information related to Company's subsidiaries and affiliated corporations. Confidential Information shall include, without limitation:

         (a) Trade secret information about Company and its products and services;

         (b) "Inventions, plans and ideas" mean any discoveries, ideas, plans and improvements (whether or not they are in writing or reduced to writing or embodied solely in practices of Company) or works of authorship (whether or not they are or can be patented, copyrighted or reduced to another form of property right) that Executive makes, authors, or conceives (either alone or with others) and that: concern Company's business or Company's research or development or planning that can be demonstrated to relate to Company's then-current business and


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

                  any planned business which Company is actively exploring; or result from any work Executive performs for Company; or use Company's trade secret information; or are developed on Company's time;

         (c)      Customer Lists;

         (d) Information concerning Company's business, research, product and service development, or business plans of every kind and nature; and

         (e) Information concerning Company's volumes, pricing, the terms on which it does business, and any other information that Company reasonably considers or treats as Confidential
                  Information, or that Executive actually knows or reasonably should know that Company considers or treats as Confidential Information, will be presumed to be Confidential Information (whether Executive or others originated it and regardless of how Executive obtained it).

         4.2 Use Prohibited. Except as required in his duties to Company, Executive will never knowingly, either during or after his employment by Company, use or disclose Confidential Information to any person not authorized by Company to receive it, excluding Confidential Information (i) which becomes publicly available through a source other than Executive, (ii) which is made public by Company, (iii) which is received by Executive after termination of this Agreement from a source who did not obtain the information directly or indirectly from Company and who was not, to Executive's knowledge, bound by a confidentiality obligation to Company, (iv) as to which disclosure thereof Company has consented to in writing, or (v) which Executive is compelled to disclose in any judicial or administrative proceeding.

         Promptly upon termination of Executive's employment with Company, Executive will turn over to Company all records, documents, materials and any compositions, articles, devices, apparatus and other items that disclose, describe or embody Confidential Information, including all copies and reproductions thereof, in Executive's possession, regardless of who prepared them.

         4.3 Violation by Executive. Violation of Section 4.2 by Executive shall subject Executive to those legal and equitable remedies of Company set forth in
Article 6. In addition, Company may seek a restraining order, injunctive relief, and cease making severance payments to Executive until the matter of Executive's breach of Article 4 is determined. If it is determined by the final, nonappealable order of a court of competent jurisdiction that Executive has breached Article 4, Company shall be relieved of further severance payments to Executive, and Executive shall repay to Company all severance payments previously received.

                                    ARTICLE 5
                        COMPETITIVE ACTIVITIES PROHIBITED

         5.1 Restrictive Covenants. Executive agrees that during his employment with Company and for a period of 12 months after his employment with Company terminates (regardless of whether Executive's employment terminated voluntarily


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

or involuntarily) Executive will not alone, or in any capacity with another firm, individual or person:

         (a) Directly or indirectly engage in any commercial activity that competes with the business of Company, or any affiliate of Company ("Affiliate").

         (b) Directly or indirectly solicit or do business in competition with Company with any customer or prospective customer of Company or any Affiliate at the termination of Executive's employment with whom Executive had personal contact within the 12 months preceding his termination.

         (c) In any way interfere or attempt to interfere with Company's or any Affiliate's relationships with any of its then-current customers, suppliers, vendors or investors.

         (d)      Employ  or  attempt  to  employ  any  of   Company's   or  any
                  Affiliate's employees in any competitive capacity.

For purposes hereof, the term "Affiliate" shall mean any person or entity controlling Company or under common control with Company, whether as a result of common ownership or through contractual arrangements. Without limiting the foregoing, Affiliates shall include entities that have management agreements with Company or any other Affiliate, entities of which Company or any Affiliate is the general partner or a managing partner and any entity in which Company or any Affiliate has a substantial (10% or greater) investment interest and engaged in a business substantially similar to that of Company. Subject to the express provisions of this section, for purposes hereof, the term "control" shall be interpreted in the same manner as under the Securities Exchange Act of 1934.

         5.2 Exception. Nothing in Section 5.1 shall restrict Executive's employment by, or association with, or doing business with an entity, venture or enterprise that engages in a business with a product or service competitive with any product or service of Company or any Affiliate so long as Executive's employment or association with such entity, venture or enterprise is limited to work that does not directly involve products or services that compete with any product or service offered by Company at the date of Executive's termination.

         5.3 Violation by Executive. Violation of Section 5.1 by Executive shall subject Executive to those legal and equitable remedies of Company set forth in
Article 6. In addition, Company may seek a restraining order, injunctive relief, and cease making severance payments to Executive until the matter of Executive's breach of Article 5 is determined. If it is determined that Executive has breached Article 5, Company shall be relieved of further severance payments to Executive, and Executive shall repay to Company all severance payments previously received.


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

                                    ARTICLE 6
                            CERTAIN COMPANY REMEDIES

         6.1 Certain Company Remedies. The parties acknowledge that Company will suffer irreparable harm if Executive breaches Sections 3.3, 4.2, or 5.1 of this Agreement, either during or after its term. Accordingly, Company shall be entitled to any right or remedy it may have, under this Agreement or otherwise, at law or equity, including but not limited to, an injunction, enjoining or restraining Executive from any violation of Sections 3.3, 4.2, or 5.1 of this Agreement.

         6.2 Payment of Fees and Expenses. If either party initiates or becomes a party to a formal proceeding in law or equity, involving this Agreement, and if either party obtains a substantial portion of the relief requested by that party (the "prevailing party") as determined by a court of competent jurisdiction, then the non-prevailing party shall pay all of its and the prevailing party's reasonable costs and expenses, including reasonable attorneys' fees and expenses, incurred with respect to such proceeding. If neither party obtains a substantial portion of the relief requested, each shall bear its/his own expenses.

                                    ARTICLE 7
                                 INDEMNIFICATION

         7.1 Indemnification. As to acts or omissions of Executive as a director, officer, employee, or agent of Company, Company shall indemnify Executive, and his legal representatives and heirs, and advance expenses, including litigation costs, as they are incurred to the maximum extent permitted by Section 302A.521 of the Minnesota Business Corporation Act, as such Section may be subsequently amended, subject to any limitations on such indemnification established by Company's Articles of Incorporation or Bylaws from time to time.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 Governing Law. This Agreement shall be governed according to the laws of the State of Minnesota.

         8.2 Successors. This Agreement is personal to Executive and Executive may not assign or transfer any part of his rights or duties hereunder, or any compensation due to him hereunder, to any other person. This Agreement may be assigned by Company.

         8.3 Waiver. The waiver by Company or Executive of the breach or nonperformance of any provision of this Agreement by the other party will not operate or be construed as a waiver of any future breach or nonperformance under any provision of this Agreement.


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

         8.4 Notices. Any and all notices referred to herein shall be deemed properly given only if in writing and delivered personally, by facsimile transmission (with receipt confirmed electronically) or sent postage prepaid, by certified mail, return receipt requested, as follows:

         (a) To Company by notice to the Chairman of the Board of Directors of Company (FAX: 763-504-3060) and to Fredrikson & Byron,
                  P.A., 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota 55402, Attention: John H. Stout (FAX: 612-492-7077); and

         (b) To Executive at his mailing address as it then appears on the records of Company, it being the duty of the Executive to keep Company informed of his current mailing address (or FAX number) at all times.

The date on which notice to Company or Executive shall be deemed to have been given as provided above shall be the date on the certified mail return receipt, if mailed, and the date on which the electronic FAX confirmation is faxed. Personal delivery to Executive shall be deemed to have occurred on the date notice was delivered to Executive personally or deposited in a mail box or slot or left with security or administrative personnel, at Executive's residence by a representative of Company or any messenger or delivery service.

         8.5 Entire Agreement; Modification. This Agreement supersedes any and all prior oral and written understandings, if any, between the parties relating to the subject matter of this Agreement. The parties agree that this Agreement sets forth the entire understanding and agreement between the parties and is the complete and exclusive statement of the terms and conditions thereof, that there are no other written or oral agreements in regard to the subject matter of this Agreement. This Agreement shall not be changed or modified except by a written document signed by the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of February __, 2005.

                                                MULTIBAND CORPORATION

                                                By
                                                  ------------------------------
                                                  Its Chairman of the Board



                                                --------------------------------
                                                James L. Mandel



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

                                  ATTACHMENT A

            DISCLOSURES OF CERTAIN ACTIVITIES PURSUANT TO SECTION 1.3



         Chairman of the Board, CorVu Corporation